SPDR® Series Trust

Supplement dated February 22, 2024 to the

Statement of Additional Information (“SAI”) dated October 31, 2023,

as may be supplemented from time to time

Effective immediately, the following replaces the first paragraph in the

“GENERAL DESCRIPTION OF THE TRUST” section in the SAI:

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Massachusetts business trust on June 12, 1998, and consists of multiple investment series, including the Equity ETFs and Fixed Income ETFs (each, a “Fund” and collectively, the “Funds”). The SPDR Global Dow ETF was established on September 11, 2000.

The offering of each Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of each Fund is to provide investment results that, before fees and expenses, correspond generally to the total return (or in the case of the Fixed Income ETFs, the price and yield performance) of a specified market index (each an “Index” and together the “Indexes”). SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) serves as the investment adviser for each Fund and certain funds are sub-advised by a sub-adviser as further described herein (the “Sub-Adviser”). To the extent that a reference in this SAI refers to the “Adviser,” such reference should also be read to refer to the Sub-Adviser where the context requires.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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